Our job is to be the best
UBS Global Paper and Forest Products
Conference
September 16, 2009

This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements.
Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves, and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website,
www.templeinland.com.
Forward Looking Statements

Create Superior and Sustainable Value
• Maximize ROI
• Profitably grow our business

First Half 2009 Results
• Corrugated Packaging
 – Record EBIT - $196 million
 – 18.6% ROI
• Building Products
 – EBITDA - $18 million
 – $14 million improvement from first six months
 2008

• Corrugated Packaging
• Building Products
Business Description
Financial Highlights
($ in Millions)	2004	2005	2006	2007	2008
Revenue	$3,587	$3,723	$4,096	$3,850	$3,884
EBIT	$134	$133	$331	$161	$111
Investment	$2,370	$2,431	$2,620	$2,570	$2,484
ROI	5.7%	5.5%	12.6%	6.3%	4.5%
EBITDA	$340	$339	$542	$364	$317
Notes: Excludes 2004-2007 timber and timberland segment results.
Temple-Inland

• 7 mills
 - 3.9 million tons
• 63 converting facilities
 - 3.7 million tons
• # 3 industry producer
Business Highlights
Financial Highlights
($ in Millions)	2003	2004	2005	2006	2007	2008
Revenue	$2,700	$2,736	$2,825	$2,977	$3,044	$3,190
EBIT	$18	$96	$120	$255	$287	$225
Investment	$2,237	$2,042	$2,125	$2,039	$2,004	$1,990
ROI	0.8%	4.7%	5.6%	12.5%	14.3%	11.3%
EBITDA	$185	$255	$280	$408	$429	$371
Corrugated Packaging Segment Highlights

• Maintain high integration level
    - Box plant consumption = mill capacity
• Drive for low cost
 - Asset utilization and manufacturing excellence
• Improve mix and margins
   - Sales excellence
• Profitably grow business
   - Organically / Acquisition
Lowering Costs, Improving Efficiencies and Growing Profitable Market Share
Corrugated Packaging Strategic Initiatives

Temple-Inland is the most integrated producer of corrugated containers
Integration Level - Highest in the Industry

	Old	Future	% ∆

Machines	42	22	(48%)
People	920	703	(24%)
$ Cost/Ton			(34%)

Fewer machines, fewer people, and lower costs
Note: Representative of transformation of four of our largest box plants.
Structural Cost Change Underway

Improve Mix and Margins
• Centralized pricing decision making
• Structured and disciplined approach to
 market
• Target customers where we can create
 value

Food & Beverage
63%
Misc. Mfg.
3%
Other
14%
Chemicals
4%
Rubber & Plastics
5%
Paper & Allied
11%
Food & Beverage
49%
Paper & Allied
22%
Rubber & Plastics
6%
Chemicals
5%
Misc.
Nondurables
4%
Misc. Durable Goods
14%
Temple-Inland
Industry*
*Source: Fibre Box Association
Shipments by End-Use Industry

Premier Boxboard Acquisition Update
• Acquired in July 2008 for $87M
 – 4.7x avg. EBITDA inclusive of synergies
• Synergy realization ahead of schedule
• Ramp-up production of value added white-top
 linerboard

TIN has highest ROA improvement relative to Peer Group
Notes: (1) As reported by segment excluding special items for TIN, IP and Weyerhaeuser. For TIN and IP, the asset base was adjusted to include acquisitions made in Q3 2008. (2) For PCA, EBIT =
 Gross profit-selling and administrative expenses. (3) For SSCC, EBIT as reported by segment; total assets reported for the company in 2007, 2008 and first six months 2009. For prior years, total assets = segment assets + other assets of $3.3 billion.
Corrugated Packaging - Highest ROA in
Industry

North American Corrugated Packaging
Industry Fundamentals
• Consolidating industry
• Significant capacity rationalization and
 downtime
• Improved discipline

Top 5 Producers= 42%
1998
2009
Top 5 Producers= 74%
North American Containerboard Market Share
1998 versus Today

(Million Short Tons)
Net capacity reductions of 5% from 1999 - 2006
Source: RISI
Corrugated Packaging
Industry Containerboard Capacity Changes and Operating Rate

Corrugated Packaging Summary
• Track record of success
• Simple, effective strategy…execution = results
• Industry discipline

• Portfolio of Products
 – Lumber
 – Gypsum
 – Particleboard
 – MDF
• Lowest quartile cost converting
 operations
• Located near large, high-growth
 markets
Financial Highlights
Business Highlights
($ in Millions)	2004	2005	2006	2007	2008
Revenue	$851	$898	$1,119	$806	$694
EBIT	$129	$125	$221	$8	($40)
Investment	$396	$361	$586	$562	$560
ROI	32.6%	34.6%	37.7%	1.4%	(7.1%)
EBITDA	$167	$160	$265	$53	$8
Building Products

Building Products Strategic Initiatives
• Deliver tailored portfolio of building products
 – Products for new home, repair and remodeling
 and commercial markets
• Drive low cost
 – Manufacturing excellence
• Serve preferred markets
 – Favorable demographics
• Provide sales excellence
 – Unequaled customer service

Buna
Pineland
Diboll
Rome
DeQuincy
Lumber
Competitive
Position
Temple-Inland Sawmills
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source: Beck &
RISI Studies
Temple-Inland Sawmills
Sawmill Locations
Lumber
• Low cost, state of art manufacturing system
• Logistically advantaged to large growing markets
• Stable fiber supply at market prices

Synthetic Gypsum Furnish
Gypsum
Competitive
Position
Cumberland
Fletcher
W. Memphis
McQueeney
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source:
Internal
Analysis
Gypsum
• Low-cost manufacturing system
• Synthetic gypsum furnish 65% vs. 30% for industry

Panels
Competitive
Position
Monroeville
Hope
Diboll
Thomson
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source:
Beck Study
PB
MDF
El Dorado
Mt. Jewett
Industrial Panels - Particleboard & MDF
• Lowest cost system
• High-value engineered family of
 products
• Targeted markets
 – Kitchen cabinets
 – Laminators
 – MDF laminate flooring

Building Products EBITDA Trends
2006
2007
2008
2009
541
1,053
2,127

($ In Millions)
Temple-Inland S, G & A Total Cost * S, G & A/Total Cost	2006 321 3,797 8.4%	2007 309 3,699 8.4%	2008 241 3,774 6.4%	YTD 2009 143 1,721 8.3%

Wtd. Avg. SG&A Total Cost of Peers** TIN Rank	10.4% 1	10.2% 1	9.5% 1	10.7% 1
*Total cost = S, G & A + Cost of sales excluding alternative fuel mixture credit
**Peers include: International Paper, Smurfit-Stone, MeadWestvaco, Rock Tenn, Packaging Corp.
Comparative S, G & A Expenses

Total Debt
$1,027
Borrowings Under
Committed Credit
Facilities
$353
Term Debt
$674
($ In millions)
Second Quarter-End, 2009 Debt Structure

Existing term debt
1
($ in millions)
Term Debt Maturity Profile as of Second
Quarter-End, 2009

 Accounts
 Receivable Committed
 Securitization Credit
 Facility Agreements Total
($ In Millions)
Second Quarter-End, 2009
Committed Credit Facilities
Committed $ 250  $ 825   $1,075
Less:
 Borrowings (234) (119)  (353)
 Letters of credit -  (33)   (33)
 Temp. adj. to borrowing base -  -  -
Unused borrowing capacity $ 16  $ 673  $ 689
Facility Maturities Sep, 2010 July, 2011 ($750MM revolver)
Covenants (as specifically defined): 2Q-End, 2009
 Debt/total capital 53.7% 70% Max
 Interest coverage *  6.6x 3.0x Min
* Best 4 out of 5 trailing quarters. 2Q/2009 = 10.6x

Financial Priorities
• Return cash to shareholders
 – Dividend
• Reduce debt
• Invest in our business
 – 2009 cap ex 59% of depreciation
• Profitably grow

Create Superior and Sustainable Value
• Maximize ROI
• Profitably grow our business